日期：2018年7月17日

Date : 17 July 2018

深圳融金嘉成投資有限公司

Shenzhen Rong Jin Jia Cheng Investment Limited

____

(“借款人”)

(“Borrower”)

與

綠專信貸有限公司

(Greenpro Credit Limited)

(“貸款人”)

(“Lender”)

貸款協議

Loan Agreement

本協議由以下各方於2018年7月17日共同簽訂：

This Loan Agreement was signed by the following parties on 17 July 2018:

(1)	深圳融金嘉成投資有限公司，营业执照号码：91440300MA5DRATD36，其住址為深圳市前海深港合作区前湾一路1号A栋201室. (“借款人”)；及 Shenzhen Rong Jin Jia Cheng Investment Limited, Business License Number：91440300MA5DRATD36, address Room 201, Building A, No. 1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Qianhai, Shenzhen (“Borrower”); and

(2)	綠專信貸有限公司(Greenpro Credit Limited) (公司編號: 2256902), 一間根據香港法律註冊成立的有限責任公司，其註冊辦事處位於香港九龍都會道10號都會大廈17樓1701室, 目前領有根據《放債人條例》（香港法例第163章）發出編號為0099/2018的有效放債人牌照(“貸款人”)。Greenpro Credit Limited (Company Number: 2256902), a limited liability company incorporated under the laws of Hong Kong with a registered office located at Room 1701, 17/F, Metropolis Tower, 10 Metropolis Drive, Kowloon, Hong Kong, holding a money lender license numbered “0099/2018” pursuant to the Money Lenders Ordinance (Chapter 163 of Laws of Hong Kong) (“Lender”)

(3)	徐學明 (“擔保人”)。Xu Xueming (“Guarantor”)

(借款人及貸款人可分別稱為“一方”或統稱為“雙方”。)

(Borrower and Lender may be referred to as “party” or collectively as “parties”)

鑒於： Where:

借款人與貸款人同意簽訂本協議，貸款人並同意按本協議條款和條件向借款人提供一筆貸款。

Borrower and Lender agree to enter into this Agreement and Lender agrees to provide the Borrower with a loan in accordance with the terms and conditions of this Agreement.

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雙方達成如下協議：

Both parties reached the following agreement

第1條     定義與解釋

Article 1 Definition and interpretation

1.1	定義：在本協議中，除文中另有規定外，下列詞語的定義為：

Definition: In this Agreement, unless otherwise stated in the text, the following terms are defined as:

“放債人條例” Money Lenders Ordinance	指香港法例第163章的《放債人條例》 Means the Money Lenders Ordinance, Chapter 163 of Laws of Hong Kong；

“銀行營業日” Bank business day	指香港之持牌銀行一般營業的日子(不包括星期六、日及公眾假期) Means the day when a licensed bank in Hong Kong is generally open (excluding Saturdays, Sundays and public holidays)；

“該筆貸款” The Loan	指本協議項下貸款人貸出予借款人之貸款，其本金總額在第2條中列明； Refers to the loan loaned by the lender to the borrower under this agreement, the principal amount is set out in Article 2

“放款日” Lending date	其定義見第4條； As defined in Article 4

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“利息” Interest	指借款人就該筆貸款須向貸款人支付的利息，其計算方法載於第5條； Refers to the interest that the borrower must pay the lender for the loan. Calculation is defined in Article 5.

“貸款人指定銀行賬戶” Lender’s designated bank account	其定義見第5條； As defined in Article 5

“還款限期” Repayment deadline	其定義見第7.1條； As defined in Article 7.1

“違約事件” Event of Default	指第8條列出的任何一項事件； Either one event as defined in Article 8

“香港” Hong Kong	指中國香港特別行政區； Mean the Hong Kong Special Administrative Region of China

“中國” China	指中華人民共和國（就本協議而言，不包括香港、澳門及臺灣）；及 Mean the People’s Republic of China (for the purposes of this Agreement, excluding Hong Kong, Macau and Taiwan); And

“產權負擔” Encumbrances

指任何索賠、第三者權益、押記、質押、留置權、抵押、優先權、信託安排、其他產權負擔，及任何產生或授予上述產權負擔的協議或義務。

Refers to any claim, third party interest, charge, pledge, lien, mortgage, priority, trust arrangement, other encumbrances, and any agreement or obligation to create or grant such encumbrances.

1.2	解釋：本協議中，除文中另有不同的規定外，下列詞語的解釋為：

Interpretation: In this agreement, except for the different provisions in the text, the following words are interpreted as

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“日”、“月”或“年” 應按公曆解釋；及

“day”, “month” or “year” should be interpreted according to the Gregorian calendar

“人士” 包括任何團體、有限公司、企業、自然人、合作、組織、合夥、信託或國家或政府機構(無論是否有獨立法人資格)。

“People” includes any group, limited company, business, natural person, partnership, organization, partnership, trust, or state or government agency (whether or not it has an independent legal personality).

1.3	附加解釋：除本協議另有不同的規定外，否則：

Additional explanation: In addition to the different provisions of this agreement, otherwise:

(a)	法例、條例包括該等法例、條例的修訂及取締法例或條例，也包括該等法例或條例的附屬法例或條例；

The laws and regulations include the amendments to these laws and regulations and the prohibition of legislation or ordinances, as well as subsidiary legislation or regulations of such laws or Ordinances;

(b)	條款及附件分別是指本協議內的條款及附件；及

Terms and Conditions refer to the terms and attachments in this Agreement respectively; And

(c)	任何時間是指香港時間。

Any time means Hong Kong time

1.4	標題：標題僅供方便參考之用，在解釋本協議時應不予理會。

Title: The title is for reference only and should be ignored when interpreting this agreement.

第2條      該筆貸款 Article 2 The Loan

貸款人同意根據本協議條款及條件向借款人提供一筆貸款，其本金總額為美元USD6,000,000。

Lender agrees to provide Borrower with a loan, in accordance with the terms and conditions of this Agreement, with the principal amount of USD6,000,000.

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第3條      先決條件 Article 3 Prerequisites

貸款人向借款人發放該筆貸款的先決條件（如有）載於附件一。

The prerequisites (if any) for the Lender to issue the loan to Borrower are set out in Annex I.

第4條     放款 Article 4 Lending date

在第3條所述的先決條件完全得到滿足的前提下（如適用者），貸款人應於_2018__年7_月_17_日（“放款日”，放款日以實際放款日期為準。） 以銀行轉帳或支票形式存入借款人下述指定香港銀行戶口的方式，向借款人全數發放該筆貸款：

Subject to the fulfillment of the prerequisites in Article 3 (if applicable), Lender shall deposit the loan to Borrower in the form of a bank transfer or cheque to the Borrower’s designated bank account in Hong Kong on 17 July 2018 (the “Lending date”, the lending date shall be based on the actual date of the loan released.):

銀行名稱：	[ ]
銀行地址：	[ ]
賬戶名稱：	[ ]
賬戶號碼：	[ ]

Beneficiary Bank Name: [  ]

Beneficiary Bank Address: [  ]

Beneficiary Account Name: [  ]

Beneficiary Account Number: [  ]

第5條      利息 Article 5 Interest

借款人須就尚未清還的該筆貸款向貸款人支付利息，自放款日起按年利率2%計算，直至還清該筆貸款之日為止。Borrower shall pay interest to Lender on the loan that has not been repaid, and shall be calculated at the rate of 2% per annum from the lending date until the date of the loan is paid off.

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利息自放款日起計按季結算一次，並應在該季的最後一天(若支付日為非銀行營業日，應順延至次一個銀行營業日)支付, 以銀行轉帳或支票形式存入貸款人下述指定之香港銀行戶口（“貸款人指定銀行賬戶”）(或按貸款人指定的其它合理方式支付)：

Interest is settled in quarterly basis from the lending date and should be paid on the last day of the respective quarter (if the payment date is not a bank business day, it should be postponed to the next bank business day). Interest should be deposited in a form of bank transfer or cheque to the Lender’s designated bank account (“Lender’s Designated Bank Account”) (or paid by other reasonable method as specified by Lender):

銀行名稱：	[ ]
賬戶名稱：	[ ]
賬戶號碼：	[ ]

Beneficiary Bank Name: [  ]

Beneficiary Account Name: [  ]

Beneficiary Account Number: [  ]

第6條     抵押品 Article 6 Collateral

抵押品為深圳融金嘉成投资有限公司 與 Take Success Investments Limited 的借貸協議中，Take Success Investments Limited的所有資金和資產。

The collateral are the capitals and assets of Take Success Investments Limited, as stated in the loan agreement between Shenzhen Rong Jin Jia Cheng Investment Limited and Take Success Investments Limited.

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第7條 還款 Article 7 Repayment

7.1	借款人須在放款日起計滿兩年 (若還款日為非銀行營業日，應順延至次一個銀行營業日)（“還款限期”），Borrower should repay the loan by two years from the lending date (if the repayment date is not a bank business day, it should be postponed to the next bank business day) (“Repayment deadline”),

以銀行轉帳或支票形式存入貸款人指定銀行賬戶（見上文第5條）(或貸款人指定的其它合理方式)，向貸款人全數償還該筆貸款，和付清所有相關利息。

Borrower should repay the loan in full to Lender and should pay all accrued interest in a form of bank transfer or cheque to the Lender’s designated bank account (see Article 5 above) (or paid by other reasonable method as specified by Lender).

7.2	儘管上文第7.1條有所規定，借款人可在還款限期前的任何時間，在給予貸款人預先通知的情況下，提早向貸款人償還該筆貸款的全部或其任何部分，並支付相關利息。

Notwithstanding Article 7.1 above, Borrower may repay all or any part of the Loan to Lender at any time prior to the Repayment deadline, with the advance notice given to Lender, and pay the accrued interest.

第8條       聲明與保證 Article 8 Representation and Warranty

為保障貸款人的利益，借款人在此向貸款人聲明並保證：

In order to protect the interests of Lender, Borrower hereby declares and guarantees to Lender:

8.1	地位：借款人可以以自己的名義起訴及被起訴，並有權擁有自己的資產；

Status: Borrower can sue and be sued in his own name and has the right to own his own assets;

8.2	權力：借款人有權簽訂本協議並履行其項下的責任和義務；

Right: Borrower has the right to enter into this Agreement and to perform its duties and obligations

8.3	同意：借款人已獲得為履行其在本協議項下的義務和責任而需得到的一切同意、批准及許可；

Consent: Borrower has obtained all consents, approvals and permits required to perform its obligations and responsibilities under this Agreement;

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8.4	約束力：借款人於本協議項下承擔的責任根據香港及/或有關適用法律是有效、有約束力和可強制執行的；

Binding: The liability of Borrower under this Agreement is valid, binding and enforceable under Hong Kong and/or applicable laws;

8.5	其它違約：沒有發生借款人簽訂或對其資產有約束力的任何協議項下對借款人有實質性不利影響的違約事件；

Default: there is no default event that has a material adverse effect on Borrower under any agreement signed by Borrower or binding on its assets;

8.6	破產：借款人並無採取任何行動，且無任何其他人士採取任何行動或其他措施，或展開或威脅展開針對借款人的法律程序，申請借款人破產，或就借款人或其資產申請委任信託人、財產接管人或類似人員；

Bankruptcy: Borrower has not taken any action and no other person has taken any action or other measures, or initiated or threatened to commence legal proceedings against Borrower, applied for the bankruptcy of the borrower, or applied for the appointment of a trustee, property receiver or similar person; in respect of Borrower or its assets.

8.7	訴訟：借款人不存在任何正在進行、待決或潛在訴訟、仲裁或行政訴訟的程序，也沒有受到此類程序的威脅；

Litigation: Borrower does not have any procedures for ongoing, pending or potential litigation, arbitration or administrative proceedings, nor is it threatened by such procedures;

8.8	資料披露： 所有由借款人向貸款人提供與本協議有關的資料（包括但不限於借款人在貸款人批核該筆貸款的過程中提供的資料（如借款人的身份證明資料，以及財務、信貸和資產等方面的狀況））在所有重要方面均屬真實、完整及準確，借款人不知悉任何未向貸款人披露的，而若披露，會對貸款人是否接受本協議的決定構成不利影響之重要的事實或情況；

Disclosure of Information: All information provided by Borrower to Lender in connection with this Agreement (including but not limited to information provided by Borrower in the process of the Lender’s approval of the loan (such as Borrower’s identification information, and status of financial position, credit position and assets)) is true, complete and accurate in all material respects, and Borrower is not aware of any non disclosure to Lender, if disclosed, will adversely affect Lender’s decision to accept this agreement.

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8.9	違約事件：借款人沒有發生任何違約事件或潛在違約事件，且不會因本協議下之放款或還款行為而導致發生違約事件或潛在違約事件；

Event of default: Borrower has not experienced any event of default or potential event of default, and will not cause an event of default or potential event of default due to the loan or repayment under this agreement;

8.10	不抵觸法律等： 借款人簽訂本協議及履行其於本協議項下的義務和責任不會破壞或超越下列文件或事項規定的借款或其它權限：

Non-Contravention: By signing this Agreement and fulfilling its obligations and obligations under this Agreement, Borrower will not destroy or exceed the borrowing or other rights set forth in the following documents or matters:

(a)	對借款人或其資產有約束力的任何協議或文件；或
(b)	適用於借款人的法律、法規、命令或指令。

(a)	any agreement or document binding on Borrower or its assets; or
(b)	laws, regulations, orders or orders that apply to Borrower.

8.11	重複：上述所作的每一項聲明與保證，在該筆貸款全部還清及利息全部付清前將維持準確、真實、全面和不可撤銷的。

Repeat: Each representation and warranty made above will remain accurate, true, comprehensive and irrevocable until the loan is fully repaid and interest is paid in full.

本協議雙方確認貸款人是基於借款人在本第8條下所作出的聲明及保證簽署本協議的。

Both parties to this agreement confirm that Lender is based on the representation and warranty made by Borrower under this Article 8 before signing of this agreement.

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第9條 承諾 Article 9 Commitment

借款人在此不可撤銷地向貸款人承諾，在該筆貸款全數償還及利息全部付清前： Borrower here irrevocably promises to the Lender that before the loan is fully repaid and interest is paid in full:

9.1	履行義務：借款人須履行其在本協議項下的義務；

Obligations: The Borrower is required to perform its obligations under this Agreement;

9.2	重要資產：除非取得貸款人的事先書面同意，否則借款人不得轉讓其重要資產或在其重要資產上設置任何產權負擔；

Significant assets: Unless Lender’s prior written consent is obtained, Borrower should not transfer its significant assets or set any encumbrances on its significant assets;

9.3	信息：有任何違約事件或潛在違約事件的發生，借款人應立即通知貸款人；

Information: Borrower should immediately notify Lender of any event of default or potential event of default;

9.4	貸款等：除非取得貸款人的事先書面同意，否則借款人不得向任何人士提供任何貸款、賒帳、保證或自願負上與任何其它人士義務有關之責任；

Other Loan: Unless Lender’s prior written consent is obtained, Borrower shall not provide any person with any loan, credit, guarantee or voluntarily responsible for any other person’s obligations;

9.5	繁苛的協議：除非取得貸款人的事先書面同意，否則借款人不得與任何第三方達成或承擔任何對借款人有實質性不利影響的協議或義務；及 A cumbersome agreement: Unless Lender’s prior written consent is obtained, Borrower should not enter into or assume any agreement or obligation with any third party that has a material adverse effect on Borrower; and

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9.6	進一步舉債：除非取得貸款人的事先書面同意，否則借款人不得再設定任何負債。Further borrowing: Unless Lender’s prior written consent is obtained, Borrower should not set any further liability

第10條     違約事件 Article 10 Event of default

10.1	違約事件： 以下每一事件均構成違約事件：

Event of default: Each of the following events constitutes an event of default:

(a)	聲明或承諾不真實：借款人違反其在本協議中所作的任何聲明、保證、陳述或承諾；

The representation or warranty is untrue: Borrower violates any representations, warranties, representations or promises made in this Agreement;

(b)	違反義務：借款人沒有履行或遵守其在本協議項下的任何義務或責任；

Violation of obligations: Borrower has not fulfilled or complied with any of its obligations or responsibilities under this Agreement;

(c)	交叉違約：借款人對任何人士的負債在到期償還時沒有償還，或該等負債在未到期償還前已被宣佈為到期並須要償還，或為該等負債提供的資產擔保已可被執行；

Cross-default: Borrower’s liability for any person’s liabilities is not repaid at the time of repayment, or the liabilities have been declared to be due and repayable before they are repaid, or the asset guarantees provided for those liabilities are carried out;

(d)	訴訟：借款人受到訴訟、行政訴訟或仲裁程序的影響或受到此類程序的威脅，而貸款人認為該等程序會對借款人產生實質性不利影響；

Litigation: Borrower is affected by or threatened by litigation, administrative litigation or arbitral proceedings, and Lender believes that such proceedings would have a material adverse effect on the borrower;

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(e)	無力償還：借款人無力償還其到期負債；停止或準備停止償還負債；與其一位或多位債權人開始進行談判，旨在對其負債進行重整、重新安排或為債權人利益進行一般性的轉讓或與債權人作出任何安排。

Insolvency: Borrower is unable to repay its debts due; stop repaying or prepare to stop repaying the debt; initiate negotiations with one or more creditors to restructure, reschedule or generalize the interests of the creditor, or make any arrangements with creditors.

(f)	執行程序：借款人的全部或部份資產受到扣押、強制執行或被任何債權人佔有；

Execution procedure: All or part of the assets of Borrower are seized, enforced or occupied by any creditor;

(g)	破產：有申請提出、有程序開始、有命令頒佈或有任何人士採取行動，針對借款人作出破產呈請，或就借款人或其資產申請委任信託人、財產接管人或類似人員；

Bankruptcy: an application is filed, a procedure is initiated, an order is issued, or any person takes action to make a bankruptcy petition against Borrower, or to apply for a trustee, property receiver or similar person in respect of Borrower or its assets

(h)	不可執行：無論任何原因，本協議或其任何條款失效、失去約束力或變成不能執行；借款人在本協議項下的義務，成為不可能或不合法；

Unenforceable: For any reason, this Agreement or any of its terms is invalid, non-binding or becomes unenforceable; Borrower’s obligations under this Agreement become impossible or illegal;

(i)	重大的不利轉變： 任何事件或狀況的發生，而貸款人有合理的理由相信會對借款人有實質性不利的影響；或

Significant adverse change: Any event or condition occurs and Lender has reasonable grounds to believe that it will have a material adverse effect on Borrower; or

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(j)	同意取消等：任何為履行借款人在本協議內的義務已得到的同意、批准或許可被取消或停止有效。

Agree to cancel, etc.: Any consent, approval or permission that has been obtained to fulfill the obligations of Borrower in this Agreement is cancelled or ceased to be effective.

10.2	加速到期：Acceleration

無論何時，在發生任何違約事件，不管這些違約事件持續與否，貸款人可以通知借款人下列事項：

At any time, in the event of any default, regardless of whether the default continues or not, Lender can notify Borrower of the following:

(a)	宣佈立即取消該筆貸款；及/或
(b)	宣佈該筆貸款（連同利息）立即到期償還及支付。

(a)	announce the immediate cancellation of the loan; and/or
(b)	announce that the loan (together with interest) has to be repaid immediately.

第11條    轉讓 Article 11 Transfer

11.1	權利、義務：本協議對借款人、貸款人及其各自的遺產代理人、承繼人或經許可的受讓人均有約束力。

Rights and Obligations: This Agreement is binding on Borrower, Lender and their respective estate agents, successors or licensed assignees.

11.2	轉讓：借款人不得轉讓其在本協議項下的任何義務或權利。貸款人可於任何時間轉讓其在本協議項下的任何義務或權利，但應立即書面通知借款人。

Transfer: Borrower shall not assign any of its obligations or rights under this Agreement. Lender may transfer any of its obligations or rights under this Agreement at any time, but shall immediately notify Borrower in writing.

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第12條     補償與放棄 Article 12 Compensation and waiver

12.1	補償：任何一方可隨其意願行使其在本協議項下的權力、補償或權利，亦可同時行使或分別行使其它權力、補償或權利。該方行使其中部份權力、補償及權利，並不妨礙其行使其它權力、補償及權利。本協議的權力、補償及權利並不影響依法律所提供的權力、補償及權利。

Compensation: Any party may exercise its powers, compensation or rights under this Agreement as it wishes, and may exercise or separately exercise other powers, compensation or rights. The exercise of part of the powers, compensation and rights of the party does not prevent it from exercising other powers, compensation and rights. The powers, compensation and rights of this Agreement do not affect the powers, compensation and rights provided by law.

12.2	放棄：任何一方不行使或延遲行使該等權力、補償及權利均不會構成或被視為其對該等權力、補償及權利的放棄。

Waiver: Failure by either party to exercise of such powers, remedies and rights will not constitute or be deemed a waiver of such powers, remedies and rights.

第13條 可分割性 Article 13 Severability

倘若本協議之任何條款於任何方面被定為無效、非法、不可執行或不能履行的，本協議其他條款之有效性、合法性、可執行及履行性不應因上述情況而在任何方面受到影響或損害。此外，該無效、非法、不可執行或不能履行的條文將被另一條或多條與其具類似內容而又於適用法律下可被視為合法、有效及具執行力之條文取替。

In the event that any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality, enforceability and performance of the other terms of this Agreement shall not be affected in any way as a result of the above. In addition, a provision that is invalid, illegal or unenforceable will be replaced by another article or articles that have similar content and are considered to be lawful, valid and enforceable under applicable law.

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第14條     通知 Article 14 Notice

14.1	凡依本協議要求或許可發出的通知均應以書面形式進行，並以專人送遞、掛號郵遞或傳真或電郵傳送的方式送交另一方下列之地址、傳真號碼或電郵地址(除非經一方提前7個銀行營業日書面通知另一方其地址、傳真號碼或電郵地址之變更)。

All notices required or permitted under this Agreement shall be in writing and sent to the address, fax number or email address of the other party by hand, by post or by fax or by e-mail (Change of address, fax number or email address should be notifed to the other party in writing seven bank business day in advance.)

14.2	任何該等通知若以專人送遞，於送遞通知時應視為妥善地送達；若以掛號郵遞方式發出(除有證據顯示通知已在較早時間送達外)，在寄出日後的第3個銀行營業日應視為妥善地送達；若以傳真或電郵方式發送，於發送通知時應視為妥善地送達。

Any such notice shall be deemed to be properly served if it is delivered by hand; if it is sent by registered post (except where there is evidence that the notice has been served at an earlier time), the third Bank business days after the date of dispatch shall be deemed to be properly served; if sent by fax or email, it shall be deemed to be properly served when the notice is sent.

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14.3	借款人，貸款人及擔保人的通知方式如下：

The notice methods for Borrower, Lender and Guarantor are as follows:

(a)	借款人 Borrower
	地址： Address	深圳市前海深港合作区前湾一路1号A栋201室_ Room 201, Building A, No. 1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Qianhai, Shenzhen
	傳真： Fax	+86 10 64758992
	電郵地址： Email Address	[ ]

(b)	貸款人 Lender
	地址： Address	香港九龍都會道10號都會大廈17樓1701室 Room 1701, 17/F, Metropolis Tower, 10 Metropolis Drive, Kowloon, Hong Kong
	傳真： Fax	(852)3111 7720
	電郵地址： Email Address	[ ]
	收件人： Attention	LEE CHONG KUANG

(c)	擔保人 Guarantor	徐學明 Xu Xueming
地址： Address
電話: Telephone
電郵地址： Email Address

14.4	語言：所有通知，除法律另有規定外，均須以中文或英文書寫。

Language: All notices must be written in Chinese or English, unless otherwise required by law.

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第15條 放債人條例 Article 15 Money Lenders Ordinance

15.1	協議之洽商及完成：本協議雙方聲明本協議的洽商地點及完成地點均為貸款人位於香港九龍都會道10號都會大廈17樓1701室的註冊辦事處。

Negotiation and Completion of the Agreement: The parties hereby declare that the place of negotiation and the place of completion of this Agreement are the registered office of Lender at Room 1701, 17/F, Metropolis Tower, 10 Metropolis Drive, Kowloon, Hong Kong.

15.2	條例撮要：借款人確認貸款人已向其提供載於附件三放債人條例第III及IV部關於放債人交易及過高利率之規定的條文撮要，並確認借款人清楚明白其內容。

Summary of the Ordinance: Borrower confirms that Lender has provided it with a summary of the provisions of Part III and IV of the Money Lenders Ordinance of Annex 3 on the issue of money lender transactions and excessive interest rates, and confirms that Borrower clearly understands its contents.

15.3	協議文本：借款人另確認收到其中一份由本協議雙方簽訂的本協議原件文本，而在簽訂本協議之前，貸款人已向借款人解釋本協議的全部條款，特別是關於還款的條款（即：(i)貸款利率，以年息百分率表示，以及根據本協議須支付的利息總額；(ii)根據本協議定期及總共須償還的款額；（iii）任何拖欠還款行為的可能後果，包括接管及出售所涉及的任何抵押物（包括已予押記的物業，如有的話）及貸款人可要求即時還款的淩駕性權利），借款人清楚明白及接受其內容。

Copy of Agreement: Borrower also acknowledges receipt of the original copy of this Agreement signed by both parties, and prior to signing this Agreement, Lender has explained to the Borrower all terms of this Agreement, in particular the terms of the Repayment ( (i) the loan interest rate, expressed as a percentage of the annual interest rate, and the total amount of interest payable under this Agreement; (ii) the amount to be repaid periodically and in total under this Agreement; (iii) the possible consequences of any default, This includes taking over and selling any collateral involved (including the property that has been charged, if any) and the overriding rights that Lender may require for immediate repayment), and Borrower clearly understands and accepts its contents.

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15.4	第三方協議：借款人確認其因促致、洽商、取得或申請該筆貸款，或因擔保或保證該筆貸款的償還，或由於與該等事務有關，而從未與任何第三方達成或簽訂任何協議（不包括借款人委任的律師純粹為提供法律服務而達成或簽訂的協議）。

Third Party Agreement: Borrower confirms that it has not reached or signed with any third party for procuring, negotiating, obtaining or applying for the loan, or for guaranteeing or guaranteeing the repayment of the loan, or for being related to such business. Any agreement (excluding agreements reached or signed by a lawyer appointed by the borrower solely for the purpose of providing legal services).

第16條     保密責任 Article 16 Confidentiality

16.1	受制於第16.2條，本協議雙方均應當對本協議及其項下交易之談判內容和結果、協議之訂立、交易之進行及其條款（包括借款人的個人資料）（統稱“保密資料”）保密，除非為了履行其於本協議項下的責任或本協議明確允許，不得以任何方式直接或間接地運用、出售、轉讓、披露或允許運用或披露該等資料（全部或任何部分）。

Subject to Article 16.2, both parties to this Agreement shall keep confidential the contents and results of the negotiation of the Agreement, the conclusion of the Agreement, the conduct of the Transaction and its terms (including Borrower’s personal data) (collectively, “Confidential Information”). Except for the performance of its obligations under this Agreement or expressly permitted by this Agreement, the use, sale, transfer, disclosure or permission to use or disclose such information (all or part of it) is not directly or indirectly used in any way.

16.2	任何一方在下列情況下披露保密資料不被視為違反本條款項下的保密義務：

Disclosure of confidential information by either party in the following circumstances is not considered a breach of confidentiality under these Terms:

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(a)	若按照法律或有關政府機關或監管機構或金融機構要求及在所要求的範圍內披露；

if required by law or by the relevant government agency or regulatory body or financial institution and within the required scope;

(b)	經被披露資料的一方同意的，並在其同意的範圍做出的披露；

a disclosure made by a party to the disclosed information and within the scope of its consent;

(c)	予其專業顧問，包括但不限於律師、會計師及核數師；

to its professional advisers, including but not limited to lawyers, accountants and auditors;

(d)	就貸款人而言，予其關聯公司（包括但不限於其母公司）；或

in the case of a lender, to its affiliates (including but not limited to its parent company); or

(e)	非因披露方的疏忽或過錯的情形下，保密資料被洩露而使公眾知悉或已屬公共領域之內。

In the event of negligence or fault of the disclosing party, the confidential information is disclosed to the public or is within the public information.

16.3	本第16條條款下的保密義務應無時間限制地於本協議終止後持續適用。 The confidentiality obligations under this Article 16 shall continue to apply after the termination of this Agreement without time limit.

第17條      其它事項 Article 17 Other matters

17.1	協議的完整性：本協議已構成借款人與貸款人彼此之間就本協議有關事宜所達成之全部協議，並取代其以前就與本協議有關事宜達成之全部建議、聲明、保證、協議和承諾(不論是書面、口頭或其他形式的)。

Entire agreement : This Agreement constitutes the entire agreement between Borrower and Lender to each other in relation to this Agreement and supersedes all previous recommendations, representations, warranties, agreements and undertakings that have been reached in connection with this Agreement. (whether written, verbal or otherwise).

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17.2	獨立法律意見：借款人確認已就本協議之相關事項尋求獨立法律意見(如有需要)。

Independent legal advice: The Borrower confirms that it has sought independent legal advice on matters related to this Agreement (if required).

17.3	費用：準備、協商、訂立及進行本協議及相關交易的一切有關費用及開支應由產生的一方自行承擔。

Fees: All related expenses and expenses for the preparation, negotiation, entering into and carrying out of this Agreement and related transactions shall be borne by the party in charge.

17.4	時間的重要性：時間為借款人履行其在本協議項下之義務和責任的要素。

Timing: Time is the element of Borrower’s performance of its obligations and responsibilities under this Agreement.

17.5	附加保證：為保障貸款人在本協議項下之利益，如貸款人要求，借款人應自費：

Additional guarantee: In order to protect the interests of Lender under this agreement, upon the Lender’s request, Borrower shall pay at his own expense:

(a)	簽署及促使其未來的繼承人或受讓人(如適用者)簽署一切所需文件及作出一切所需行為，使本協議對借款人及上述人士具約束力；及
(b)	促使任何其它有關人士同樣簽署一切所需文件及作出一切所需行為，以使本協議對該等人士有約束力。

(a)	sign and cause its successor or assignee (if applicable) to sign all required documents and perform all necessary actions to bind this Agreement to Borrower and such persons;
(b)	procure any other person to do so to sign all required documents and to do all necessary actions to make this Agreement binding on such persons.

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17.6	修訂：本協議的任何有約束力的修訂或更改只可以由本協議雙方以書面記錄及簽署文件的形式進行方為有效。儘管(i)本協議可能明文約定並非本協議一方的任何第三者可強制執行本協議項下條款,或者(ii)本協議項下條款可能標榜賦予該第三者利益,從而令該第三者可憑藉《合約（第三者權利）條例》（香港法例第623章）第4(1)條強制執行本協議項下之有關條款，本協議雙方仍有權撤銷或更改本協議，而無需取得該第三方同意。

Amendment: Any binding amendments or changes to this Agreement may only be made in written and signed by both parties to this Agreement. Notwithstanding (i) this Agreement may expressly stipulate that any third party (not party to this Agreement) may enforce the terms of this Agreement, or (ii) the terms of this Agreement may be advertised to the benefit of the third party, thereby enabling the third party to enforce this Agreement by virtue of section 4(1) of the Contracts (Third Party Rights) Ordinance (Chapter 623 of Laws of Hong Kong). Under the relevant terms, the parties to this agreement still have the right to revoke or change this agreement without obtaining the consent of the third party.

17.7	借款人之獨立性：借款人向貸款人聲明及保證借款人為獨立於貸款人母公司Greenpro Capital Corp。

Independence of Borrower: The Borrower declares and guarantees to Lender that Borrower is independent of the Lender’s parent company, Greenpro Capital Corp.

第18條      適用法律及爭議解決 Article 18 Applicable law and dispute resolution

18.1	本協議適用香港法律並按照香港法律做出解釋。

This Agreement shall be governed by the laws of Hong Kong.

18.2	凡因本協議所引起的或與之有關的爭議、糾紛或索償，包括協議的效力、協議無效、違約或終止等，均應通過仲裁解決。仲裁按目前有效的《聯合國國際貿易法委員會的仲裁規則》進行，但可作下述修改。

Any disputes, disputes or claims arising out of or in connection with this Agreement, including the validity of the Agreement, invalidity of the Agreement, breach of contract or termination, shall be settled through arbitration. The arbitration is conducted in accordance with the currently valid United Nations Commission on International Trade Law Arbitration Rules, subject to the following modifications.

(a)	指定仲裁員的機構是香港國際仲裁中心。
(b)	指定仲裁地點在香港的香港國際仲裁中心。
(c)	只用一名仲裁員仲裁。
(d)	仲裁語言為中文。

(a) The institution designating the arbitrator is the Hong Kong International Arbitration Centre.

(b) Designate the Hong Kong International Arbitration Centre in Hong Kong at the place of arbitration.

(c) Arbitration by only one arbitrator.

(d) The language of arbitration is Chinese.

如任何一方有違約行為，另一方將享有仲裁所決定的法律及衡平法賦予的補償。

If either party breaches the contract, the other party will enjoy the law and equity compensation as determined by the arbitration.

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本協議於開端所述日期簽訂。

This Agreement was entered into at the date first above written 簽署頁 Signing Page

借款人 Borrower

代表 For and on behalf of	)
深圳融金嘉成投资有限公司 Shenzhen Rong Jin Jia Cheng Investment Limited	)

簽署 Signature	)
見證人：Witness	)

貸款人 Lender

由李中群 Lee Chong Kuang	)
代表For and on behalf of	)
綠專信貸有限公司	)
(Greenpro Credit Limited))
簽署 Signature	)
見證人：Witness	)

擔保人 : 徐學明

Guarantor : Xu Xueming

見證人：Witness

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附件一 Annex I

發放貸款之先決條件 Prerequisites

1.	深圳融金嘉成投资有限公司, 統一社會信用代碼: 91440300MA5DRATD36，地址: 深圳市前海深港合作区前湾一路1号A栋201室, 已向貸款人交付經其簽署, 蓋章及交付以貸款人為受益人的《個人擔保契約》(其內容由貸款人指定), 向貸款人提供就借款人履行其於本協議項下的責任及義務之擔保。

Shenzhen Rong Jin Jia Cheng Investment Limited, Business License Number：91440300MA5DRATD36, address Room 201, Building A, No. 1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Qianhai, Shenzhen, has delivered to Lender a “Personal Guarantee Deed” (which is specified by the lender) signed, sealed and delivered to Lender, providing Lender with a guarantee that Borrower will perform its obligations and obligations under this Agreement.

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附件二 Annex II

抵押品 - 借貸協議 Collateral - Loan Agreement

1.	抵押品為深圳融金嘉成投资有限公司 與 Take Success Investments Limited 的借貸協議中，Take Success Investments Limited的所有資金和資產。

The collateral are the capitals and assets of Take Success Investments Limited, as stated in the loan agreement between Shenzhen Rong Jin Jia Cheng Investment Limited and Take Success Investments Limited.

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附件三 Annex III

放債人條例第III及IV部條文撮要

Summary of the provisions of Parts III and IV of the Money Lenders Ordinance

[第11條]

Section 11

[本條例第18(1)及34條]

Section 18(1) and 34 of the Ordinance

《放債人條例》（香港法例第163章）（“放債人條例”或“本條例”）

Money Lenders Ordinance (Chapter 163 of the Laws of Hong Kong) (“Money Lenders Ordinance” or “this Ordinance”)

以下所列的《放債人條例》條文撮要，對保障訂立貸款協議的各方均至為重要，應小心閱讀。該撮要並非法例的一部分，如有疑問，應參閱《放債人條例》有關條文。

The provisions of the Money Lenders Ordinance listed below are essential to safeguarding the parties to the loan agreement and should be read carefully. It should be referred to the relevant provisions of the Money Lenders Ordinance.

《放債人條例》第III部撮要 ─ 放債人進行的交易

Summary of Part III of the Money Lenders Ordinance - Money Lenders’ Transactions

本條例第18條列出關於放債人作出貸款的規定。每份貸款協議須以書面訂立，並由借款人於該協議作出後的7天內及於該筆款項貸出之前簽署。在簽訂協議時，須將已簽署的一份協議摘記，連同本撮要一份給予借款人。該摘記須載有該宗貸款的詳盡細則，包括還款條款、保證形式及利率。不符合上述規定的協議不得予以強制執行，除非法庭信納不強制執行該協議並不公平。

Section 18 sets out the requirements relating to loans made by a money lender. Every agreement for a loan must be put into writing and signed by the borrower within 7 days of making the agreement and before the money is lent. A copy of the signed note of the agreement must be given to the borrower, with a copy of this summary, at the time of signing. The signed note must contain full details of the loan, including the terms of repayment, the form of security and the rate of interest. An agreement which does not comply with the requirements will be unenforceable, except where a court is satisfied that it would be unjust not to enforce it.

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本條例第19條訂定，如借款人提出書面要求及就有關開支而支付訂明費用港幣十五元，則放債人須將該借款人在貸款協議下當時的債務情況(包括已還款項、到期或即將到期的款項及利率)的結算書正本及副本一份給予借款人。借款人須在該結算書的副本上簽註文字，表示已經收到該結算書的正本，並將經如此簽註的該結算書副本交回該放債人。放債人則須在與該結算書有關的協議持續期間保留該份已交回的結算書副本。如放債人不照辦，即屬犯罪。如借款人提出書面要求，放債人亦須供給與該宗貸款有關或與保證有關的任何文件的副本。但上述要求，不得在一個月內提出超過一次。放債人如無充分理由而沒有遵照本段所述的要求辦理，則不得收取在該等要求沒有照辦期間的利息。

Section 19 provides that a money lender must, if requested in writing and on payment of the prescribed fee HKD 15 for expenses, give the original and a copy of a written statement of a borrower’s current position under a loan agreement, including how much has been paid, how much is due or will be due, and the rate of interest. The borrower must endorse on the copy of the statement words to the effect that he has received the original of the written statement and return the copy as so endorsed to the money lender. The money lender must retain the copy of the statement so returned during the continuance of the agreement to which that statement relates. If the money lender does not do so he commits an offence. The money lender must also, upon a request in writing, supply a copy of any document relating to the loan or security. But a request cannot be made more than once per month. Interest is not payable for so long as the money lender, without good reason, fails to comply with any request mentioned in this paragraph.

本條例第20條訂定，除非保證人亦是借款人，否則須在協議作出後的7天內，給予保證人一份已簽署的協議摘記、一份保證文書(如有的話)及詳列須支付款項總額的結算書。如保證人在任何時間提出書面要求(不得在一個月內超過一次)，放債人須給予他一份已簽署並詳列已支付款項總額及尚欠款項總額的結算書。放債人如無充分理由而沒有遵照辦理，則不得在該項要求沒有照辦期內強制執行該項保證。

Section 20 provides that the surety, unless he is also the borrower, must within 7 days of making the agreement be given a copy of the signed note of the agreement, a copy of the security instrument (if any) and a statement with details of the total amount payable. The money lender must also give the surety, upon request in writing at any time (but not more than once per month) a signed statement showing details of the total sum paid and remaining to be paid. The security is not enforceable for so long as the money lender, without good reason, fails to comply.

本條例第21條訂定，借款人以書面通知後，可隨時將貸款及計算至還款日期為止的利息償還，放債人不得因借款人提早還款而徵收較高利率。

Section 21 provides that a borrower may at any time, on giving written notice, repay a loan together with interest to the date of repayment, and no higher rate of interest may be charged for early repayment.

放債人如是財政司根據《放債人條例》第33A(4)條以憲報公告認可的放債人或認可的社團的成員，則上述條文不適用。

This provision, however, will not apply where the money lender is recognized, or is a member of an association recognized, by the Financial Secretary by notice in the Gazette in force under section 33A(4) of the Ordinance.

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本條例第22條述明，任何貸款協議如訂定須支付複利或訂定不准以分期方式償還貸款，均屬非法。此外，任何貸款協議如訂定到期而未支付的款項須收取較高利率，亦屬非法，但該協議可訂定，未償還的本金部分及利息須收取單利，但利率不得超過在沒有拖欠的情況下須支付的利率；但如法庭信納，該協議如因不符合本條規定而成為非法並不公平，則可宣布該份非法協議全部或部分合法。

Section 22 states that a loan agreement is illegal if it provides for the payment of compound interest, or provides that a loan may not be repaid by instalments. A loan agreement is also illegal if it charges a higher rate of interest on amounts due but not paid, although it may provide for charging simple interest on that part of the principal and interest outstanding at a rate not exceeding the rate payable apart from any default. The illegal agreement may, however, be declared legal in whole or in part by a court if the court is satisfied that it would be unjust if the agreement were illegal because it did not comply with this section.

本條例第23條述明，如放債人在訂立貸款協議時或接受貸款保證時並未領有牌照，則與該放債人訂立的貸款協議及給予他的保證不得強制執行；但如法庭信納，該協議或保證如因本條規定而不能強制執行並不公平，則可宣布該協議或保證的全部或部分可予強制執行。

Section 23 declares that a loan agreement with a money lender and any security given for the loan will not be enforceable if the money lender was unlicensed at the time of making the agreement or taking the security. The loan agreement or security may, however, be declared enforceable in whole or in part by a court if the court is satisfied that it would be unjust if the agreement or security were unenforceable by virtue of this section.

《放債人條例》第IV部撮要 ─ 過高利率

Summary of Part IV of the Money Lenders Ordinance - Excessive Interest Rates

本條例第24條釐定任何貸款的最高實際利率為年息60%(“實際利率”須按照本條例附表2計算)任何貸款協議如訂定更高的實際利率，則不得強制執行，而放債人亦可被檢控。此最高利率可由立法會予以變更，但已存在的協議則不受影。對於向繳足款股本不少於港幣1,000,000元的公司作出的貸款或作出如此貸款的人，本條並不適用。

Section 24 fixes the maximum effective rate of interest on any loan at 60% per annum (the “effective rate” is to be calculated in accordance with the Second Schedule to the Ordinance). A loan agreement providing for a higher effective rate will be unenforceable and the lender will be liable to prosecution. This maximum rate may be changed by the Legislative Council but not so as to affect existing agreements. The section does not apply to any loan made to a company which has a paid up share capital of not less than $1000000 or, in respect of any such loan, to any person who makes that loan.

本條例第25條訂定，在強制執行貸款協議或強制執行貸款保證的法庭法律程序中，或在借款人本人或保證人本人向法庭申請濟助時，法庭可查察該協議的條款，以視該等條款是否極之不公平或利率過高(實際利率如超逾年息48%或立法會所訂的其他利率，即可單憑該理由而推定該利率過高)，而法庭在顧及所有情況後，可將該協議的條款更改，使其對協議各方均公平。對於向繳足款股本不少於港幣1,000,000元的公司作出的貸款或作出如此貸款的人，本條並不適用。

Section 25 provides that where court proceedings are taken to enforce a loan agreement or security for a loan or where a borrower or surety himself applies to a court for relief, the court may look at the terms of the agreement to see whether the terms are grossly unfair or exorbitant (an effective rate of interest exceeding 48% per annum or such other rate as is fixed by the Legislative Council, may be presumed, on that ground alone, to be exorbitant), and, taking into account all the circumstances, it may alter the terms of the agreement in such a manner as to be fair to all parties. The section does not apply to any loan made to a company which has a paid up share capital of not less than $1000000 or, in respect of any such loan, to any person who makes that loan.

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